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                                                                 Exhibit 10.15.2

                                  RENEWAL RIDER

         UNION PACIFIC RAILROAD COMPANY (Lessor) and CXT INCORPORATED ("CXT") and NEVADA RAILROAD MATERIALS, INC. ("NRM") hereinafter collectively referred to as "Lessee", have heretofore entered into an agreement dated September 19, 2002, identified in the records of the Lessor as its Audit No. 226479 (hereinafter the "Basic Agreement"), covering Premises at Grand Island, Nebraska.

         The parties now mutually agree that the Basic Agreement, including any supplement or amendment thereto, if any, is hereby adopted by the parties hereto as their agreement for a term beginning October 1, 2003, to and including December 31, 2004.

         Article III is changed to read: Lessor may redetermine the rent at any time should the Lessee serve any customer other than the Lessor.

         This Renewal Rider, is supplemental to the Basic Agreement, and nothing herein contained shall be construed as amending or modifying the same, except as herein specifically provided.

         Executed in duplicate this 17th day of December, 2003.

UNION PACIFIC RAILROAD COMPANY

/s/ D. Brown
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General Director - Real Estate

CXT INCORPORATED

/s/  James McCaslin
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Title: Plant Manager

NEVADA RAILROAD MATERIALS, INC.

/s/ R. Olendick
---------------------------------
Title:  President